                                                                    EXHIBIT 99.1
                             LETTER OF TRANSMITTAL
                                      FOR
                 11 5/8% SERIES B SENIOR SECURED NOTES DUE 2002
                                       OF
                     B.F. SAUL REAL ESTATE INVESTMENT TRUST
                  PURSUANT TO THE EXCHANGE OFFER IN RESPECT OF
          ALL OF ITS OUTSTANDING 11 5/8% SENIOR SECURED NOTES DUE 2002
                                      FOR
                 11 5/8% SERIES B SENIOR SECURED NOTES DUE 2002
               PURSUANT TO THE PROSPECTUS DATED            , 1994

      THE  EXCHANGE OFFER WILL EXPIRE AT      P.M., NEW YORK CITY TIME, ON
                     , 1994 UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO P.M. ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE.

            To:                                     , Exchange Agent

BY MAIL, HAND OR OVERNIGHT COURIER:  BY FACSIMILE:
                                     Confirm by Telephone:

    Delivery of this Letter of Transmittal to an address, or transmission via telegram, telex or facsimile, other than as set forth above will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

    HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

    By execution hereof, the undersigned acknowledges receipt of the  Prospectus
(the  "Prospectus"), dated                    , 1994,  of B.F.  Saul Real Estate
Investment Trust (the "Trust"), which, together with this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), constitutes the Trust's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 11 5/8% Series B Senior Secured Notes due 2002 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus constitutes a part, for each $1,000 principal amount of its outstanding 11 5/8% Senior Secured Notes due 2002 (the "Old Notes"), upon the terms and subject to the conditions set forth in the Prospectus.

    This Letter of Transmittal is to be used by Holders if: (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer
- -- Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes (such participants, acting on behalf of Holders, are referred to herein, together with such Holders, as "Acting Holders"); or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering." DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

    The term "Holder" with respect to the Exchange Offer means any person (i) in whose name Old Notes are registered on the books of the Trust or any other person who has obtained a properly completed bond power from the registered Holder; or (ii) whose Old Notes are held of record by DTC who desires to deliver such Old Notes by book-entry transfer at DTC.

    The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

    All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

    The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 8 herein.

    HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

    List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

                                    DESCRIPTION OF OLD NOTES
                                                           CERTIFICATE
                                                            NUMBER(S)*       AGGREGATE PRINCIPAL
        NAME(S) AND ADDRESS(ES) OF HOLDER(S)              (ATTACH SIGNED       AMOUNT TENDERED
             (PLEASE FILL IN, IF BLANK)                 LIST IF NECESSARY)   (IF LESS THAN ALL)**
  TOTAL PRINCIPAL AMOUNT OF OLD NOTES TENDERED
    * Need not be completed by Holders tendering by book-entry transfer.
   ** Need not be completed by Holders who wish to tender with respect to all Old Notes listed.
See Instruction 2.

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
     ---------------------------------------------------------------------------

DTC Book-Entry Account No.:
     ---------------------------------------------------------------------------

Transaction Code No.:
     ---------------------------------------------------------------------------

    If Holders desire to tender Old Notes pursuant to the Exchange Offer and (i) certificates representing such Old Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering."

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Holder(s) of Old Notes:
- --------------------------------------------------------------------------------

     Window Ticket No. (if any):
     ---------------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
     ---------------------------------------------------------------

     Name of Eligible Institution that Guaranteed Delivery:

     ---------------------------------------------------------------------------

     DTC Book-Entry Account No.:
     ---------------------------------------------------------------------------

     If Delivered by Book-Entry Transfer:
     Name of Tendering Institution:
     ---------------------------------------------------------------------------

     Transaction Code No.:
     ---------------------------------------------------------------------------

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
     ---------------------------------------------------------------------------

     Address:
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

GENTLEMEN:

    Subject to the terms of the Exchange Offer, the undersigned hereby tenders to the Trust the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Trust all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Trust) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Trust, or transfer ownership of such Old Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Trust and (ii) present such Old

Notes for transfer on the books of the Trust and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

    The undersigned hereby represents and warrants that it has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Trust will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Trust. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Trust within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that is is not engaged in, and does not intend to engage in, a distribution of the New Notes.

    The undersigned represents that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangements with any person to participate in the distribution of such New Notes and (iii) such holder is not an "affiliate" of the Trust within the meaning of Rule 405 of the Securities Act or, if such holder is an affiliate, that such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Trust to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered hereby.

    For purposes of the Exchange Offer, the Trust shall be deemed to have accepted validly tendered Old Notes, when, as and if the Trust has given oral or written notice thereof to the Exchange Agent. If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated under "Special Issuance Instructions" as promptly as practicable after the Expiration Date.

    All authority  conferred  or  agreed  to be  conferred  by  this  Letter  of
Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

    The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Trust upon the terms and subject to the conditions of the Exchange Offer.

    Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Old Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old

Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of, and send such certificates to, the person(s) so indicated. The undersigned recognizes that the Trust has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Trust does not accept for exchange any of the Old Notes so tendered.

                                PLEASE SIGN HERE
       (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES REGARDLESS
         OF WHETHER OLD NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

    This Letter of Transmittal must be signed by the Holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Notes or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his full title below under "Capacity" and submit evidence satisfactory to the Trust of such person's authority so to act. See Instruction 3 herein.

    If the signature appearing below is not of the registered Holder(s) of the Old Notes, then the registered Holder(s) must sign a valid proxy.

X ------------------------------------------------   Date: ------------------------------
X ------------------------------------------------   Date: ------------------------------
            Signature(s) of Holder(s) or
               Authorized Signatory
Name(s): ------------------------------------------  Address: ---------------------------------------------------
        ------------------------------------------
                                                     -----------------------------------------------------------
                      (Please Print)                 (Including Zip Code)
Capacity:                                            Area Code and Telephone No: -------------------------------
- ------------------------------------------
Social Security No.:
- -------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
                 SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

- --------------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)

- --------------------------------------------------------------------------------
  (Address (including zip code) and Telephone Number (including area code) of
                                     Firm)

- --------------------------------------------------------------------------------
                             (Authorized Signature)

- --------------------------------------------------------------------------------
                                 (Printed Name)

- --------------------------------------------------------------------------------
                                    (Title)

Date:
- ---------------------------

    SPECIAL ISSUANCE INSTRUCTIONS                      SPECIAL DELIVERY INSTRUCTIONS
          (SEE INSTRUCTION 4 HEREIN)                   (SEE INSTRUCTION 4 HEREIN)
    To be  completed  ONLY if  certificates  for  Old  To be completed ONLY if certificates for Old Notes in
Notes  in a principal  amount not tendered  are to be  a principal amount not  tendered or not accepted  for issued  in  the  name  of, or  the  New  Notes issued  purchase or  the New  Notes  issued pursuant  to  the pursuant  to the Exchange  Offer are to  be issued to  Exchange Offer are to be  sent to someone other  than the  order  of,  someone  other  than  the  person or  the person  or persons  whose signature(s)  appear(s)
persons  whose  signature(s)  appear(s)  within  this  within this Letter  of Transmittal or  to an  address
Letter   of  Transmittal  or  issued  to  an  address  different  from  that  shown  in  the  box   entitled
different   from  that  shown  in  the  box  entitled  "Description of  Old  Notes" within  this  Letter  of
"Description  of  Old  Notes" within  this  Letter of  Transmittal.
Transmittal, or if Old  Notes tendered by  book-entry
transfer that are not accepted for purchase are to be
credited to an account maintained at DTC.
Name: ----------------------------------               Name: ----------------------------------
                       (Please Print)                  (Please Print)
Address: ---------------------------------             Address: ---------------------------------
                       (Please Print)                  (Please Print)
- ------------------------------------------             ------------------------------------------
                                         Zip Code      Zip Code
- ------------------------------------------             ------------------------------------------
  Taxpayer  Identification or  Social Security Number  Taxpayer Identification  or  Social  Security  Number
          (See Substitute Form W-9 herein)             (See Substitute Form W-9 herein)

                                  INSTRUCTIONS
                    FORMING PART OF THE TERMS AND CONDITIONS
                   OF THE EXCHANGE OFFER AND THE SOLICITATION

    1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. The certificates for the tendered Old Notes (or a confirmation of a book-entry into the Exchange Agent's account at DTC of all Old Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to
    P.M., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Trust.

    Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures:
(i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing the Old Notes (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible
Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the caption "Guaranteed Delivery Procedures." Any Holder of Old Notes who wishes to tender such Holder's Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the
Notice  of Guaranteed Delivery  prior to       P.M., New York  City time, on the
Expiration Date.

    All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Trust in its sole discretion, which determination will be final and binding. The Trust reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Trust's acceptance of which would, in the opinion of counsel for the Trust, be unlawful. The Trust also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Trust's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Trust shall determine. Neither the Trust, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

    2. PARTIAL TENDERS. Tenders of Old Notes will be accepted in all denominations of $1,000 and integral multiples in excess thereof. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the chart entitled "Description of Old Notes." The entire principal of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at its registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Notes are accepted for exchange.

    3. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

    If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of Old Notes tendered and the certificate(s) for New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Old Note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

    If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder(s) of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers signed as the name of the registered Holder(s) appears on the Old Notes.

    If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Trust, evidence satisfactory to the Trust of their authority so to act must be submitted with this Letter of Transmittal.

    Endorsements on Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

    Signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution unless the Old Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Notes) who has not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (ii) for the account of an Eligible Institution.

    4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable spaces, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Old Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

    5. TRANSFER TAXES. The Trust will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering

Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

    Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

    6. WAIVER OF CONDITIONS. The Trust reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

    7. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                         (DO NOT WRITE IN SPACE BELOW)

    CERTIFICATE SURRENDERED            OLD NOTES TENDERED               OLD NOTES ACCEPTED
          Delivery Prepared by ------------  Checked by ------------  Date ------------

                           IMPORTANT TAX INFORMATION

    Under federal income tax laws, a Holder whose tendered Old Notes are accepted for payment is required to provide the Exchange Agent (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Old Notes purchased pursuant to the Exchange Offer may be subject to backup withholding.

    Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    If backup withholding applies, the Exchange Agent is required to withhold 20% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments made with respect to the Exchange Offer, the Holder is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) an adequate basis or exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

    The Holder is required to give the Exchange Agent the TIN (E.G., social security number or employer identification number) of the registered Holder of the Old Notes. If the Old Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                                 PAYER'S NAME:
                      ------------------------------------

SUBSTITUTE                PART 1 -- PLEASE PROVIDE YOUR  ----------------------------------
FORM W-9                  TIN IN THE  BOX AT RIGHT  AND        Social Security Number
                          CERTIFY BY SIGNING AND DATING                  OR
                          BELOW                          ----------------------------------
                                                           Employer Identification Number
DEPARTMENT OF THE         PART  2  --  Certification --
TREASURY                  Under Penalties of Perjury, I
INTERNAL REVENUE SERVICE  certify that:                              PART 3 --
PAYER'S REQUEST FOR       (1) The number shown on  this          Awaiting TIN  / /
TAXPAYER                  form  is my  correct Taxpayer
IDENTIFICATION NUMBER     Identification Number  (or  I
(TIN)                     am waiting for a number to be
                          issued to me) and
                          (2)   I  am  not  subject  to
                          backup withholding because  I
                          have not been notified by the
                          Internal    Revenue   Service
                          ("IRS") that I am subject  to
                          backup   withholding   as   a
                          result of  failure to  report
                          all interest or dividends, or
                          the  IRS has notified me that
                          I am  no  longer  subject  to
                          backup withholding.
                          CERTIFICATE  INSTRUCTION -- You must cross out item (2) in Part 2 above if you have been notified  by the IRS that you are  subject to  backup  withholding  because  of  underreporting  interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you  received another  notification from the IRS stating that you are no longer subject to  backup  withholding,  do  not  cross  out  Item  (2).
                          SIGNATURE ------------------------------------   DATE
                          ----------------------

NOTE: FAILURE  TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 20% OF ANY PAYMENTS MADE TO HOLDERS OF NEW NOTES PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 20 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

- -------------------------------------------
- -------------------------------------------
                Signature                                    Date

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

BY MAIL, HAND OR OVERNIGHT COURIER:  BY FACSIMILE:
                                     Confirm by Telephone: